                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                _______________


                                   FORM 8-K/A



                             AMENDED CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)    June 28, 1995
                                                -----------------------------


                             NEUROGEN CORPORATION
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             (Exact name of registrant as specified in its charter)


          DELAWARE                       0-18311                22-2845714
------------------------------         -----------          ------------------
(State or other jurisdiction           (Commission          (IRS Employer
      of incorporation)                File Number)         Identification No.)


35 Northeast Industrial Road, Branford, Connecticut               06405
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    (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code    (203) 488-8201
                                                  ---------------------------


                                     None
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         (Former name or former address, if changed since last report)
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Item 5.  Other Events
         ------------

     On June 28, 1995, the board of directors of Schering-Plough Corporation approved its collaboration with Neurogen to develop a new generation of pharmaceuticals that bind selectively to specific dopamine receptor subtypes. A copy of the Collaberation and Licensing Agreement is attached hereto as Exhibit 10.1.

Item 7.   Financial Statements and Exhibits
          ---------------------------------

          (c)  Exhibits

               10.1 Collaboration and Licensing Agreement dated June 28, 1995 between Schering-Plough Ltd. and Schering-Plough Corporation and Neurogen Corporation. CONFIDENTIAL TREATMENT REQUESTED.
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                                   SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            NEUROGEN CORPORATION
                                  ----------------------------------------
                                                (Registrant)



      August 15, 1995                       /s/ STEPHEN R. DAVIS
--------------------------        -----------------------------------------
         DATE                               Stephen R. Davis
                                       Vice President-Finance and
                                         Chief Financial Officer

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                                 EXHIBIT INDEX



Exhibit                                                         Sequentially
Number                       Exhibit                            Numbered Page
------                       -------                            -------------

10.1           Collaboration and Licensing Agreement
               dated June 28, 1995 between Schering-Plough
               Ltd. and Schering-Plough Corporation
               and Neurogen Corporation. CONFIDENTIAL
               TREATMENT REQUESTED.